Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”), made as of April 6, 2021 (the “Effective Date”), is entered into by and between VMS Software, Inc. (“VMS”) and Sysorex, Inc. (“Sysorex”). VMS and Sysorex are each referred to as a “Party” and are referred to collectively as the “Parties.”

WHEREAS, the Parties entered into a valid and binding Agreement as of August 12, 2019 (the “August 2019 Agreement”), requiring Sysorex to pay to VMS six hundred fifty-two thousand, two hundred and fifty-five dollars ($652,255.00) in satisfaction of an outstanding business debt;

WHEREAS, Sysorex failed to make any payments pursuant to the August 2019 Agreement;

WHEREAS, on October 20, 2020, VMS filed the litigation captioned, VMS Software, Inc. v. Sysorex, Inc., U.S. District Court for the District of Massachusetts, Case No. 1:20-cv- 11895-WGY (the “Litigation”);

WHEREAS, on January 25, 2021, VMS filed a Motion for Judgment on the Pleadings in the Litigation;

WHEREAS, the Court held a hearing on VMS’s Motion for Judgment on the Pleadings on March 30, 2021;

WHEREAS, at such hearing, the Court allowed VMS’s Motion for Judgment on the Pleadings and indicated that Judgment would enter in the Litigation in the full amount sought by VMS;

WHEREAS, the Parties anticipate that Judgment will enter in the Litigation in the amount of seven-hundred thirty-five thousand, two-hundred seventy-three dollars and ninety- seven cents ($735,273.97); and

WHEREAS, the Parties desire to resolve their dispute by this Agreement in order to avoid the expense and other effects of continued litigation.

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Sysorex acknowledges, confirms and does not contest or otherwise dispute that it is indebted to VMS in the full judgment amount of seven hundred thirty-five thousand, two hundred seventy-three dollars and ninety-seven cents ($735,273.97) inclusive of all interest, and costs, and agrees to pay that amount to VMS, as qualified by subsections of this Paragraph 1 below, according to the payment terms that follow:

a.	Sysorex shall pay to VMS seventy-five thousand dollars ($75,000.00) within twenty-four (24) hours of the Effective Date. Such payment shall be made by wire per the instructions below and must be received by VMS’s bank by 6:00 PM on the first business day following the Effective Date.

b.	Sysorex shall make four (4) additional periodic payments to VMS, every thirty (30) days, in the amount of one hundred sixty-five thousand sixty-eight dollars and fifty cents ($165,068.50), with the first such periodic payment due thirty (30) days after the Effective Date. Each such payment shall be made by wire per the instructions below and must be received by VMS’s bank by 6:00PM EDT on the date it is due.

c.	There shall be no penalty for prepayment.

d.	If VMS receives from Sysorex payments totaling six hundred twenty-five thousand dollars ($625,000.00) within forty-five (45) days from the Effective Date, VMS will accept such six hundred twenty-five thousand dollars ($625,000.00) as full satisfaction of Sysorex’s payment obligations under this Paragraph 1.

e.	If VMS receives from Sysorex payments totaling six hundred fifty thousand dollars ($650,000.00) within sixty (60) days from the Effective Date, VMS will accept such six hundred fifty thousand dollars ($650,000.00) as full satisfaction of Sysorex’s payment obligations under this Paragraph 1.

f.	All payments pursuant to this Paragraph 1 shall be sent by wire, using the instructions provided to Sysorex or its attorneys by VMS or its attorneys.

2. Upon receipt in full of an amount constituting full satisfaction of Sysorex’s payment obligations pursuant to Paragraph 1 of this Agreement, VMS on behalf of itself and its successors, assigns, parents, subsidiaries, related and/or affiliated persons or entities attorneys, agents, members, managers, owners, shareholders, officers, directors, and other representatives (the “VMS Releasors”), releases Sysorex and its successors, assigns, parents, subsidiaries, related and/or affiliated persons and/or entities, attorneys, agents, members, managers, owners, shareholders, officers, directors, and other representatives (the “Sysorex Releasees”) of any and all claims and causes of action the VMS Releasors have, had, or may have, whether known or unknown, against the Sysorex Releasees, in contract, tort, equity or in any other form, arising from the beginning of time through and including the Effective Date; provided, however, that nothing in this release shall be construed as a waiver or release of those claims which may arise under this Agreement.

3. If, within ninety-one (91) days of VMS’s receipt of any of Sysorex’s payments pursuant to its obligations in Paragraph 1 of this Agreement, Sysorex commences, or a third party commences against Sysorex, any case, proceeding, or other action under the United States Bankruptcy Code, 11 U.S.C. § 101 et seq, which is not dismissed within thirty (30) days, then VMS’s release of Sysorex contained in Paragraph 2 shall be null, void, and of no force or effect, and the Parties shall be returned to the position they were in prior to execution of this Agreement, except that VMS may retain any payment to it by Sysorex that is not repaid or returned, crediting same against those sums claimed by VMS.

4. Sysorex, on behalf of itself and its predecessors, successors, assigns, parents, subsidiaries, related and/or affiliated persons and/or entities attorneys, agents, members, managers, owners, shareholders, officers, directors, and other representatives (the “Sysorex Releasors”), hereby releases VMS and its successors, assigns, parents, related and/or affiliated persons and/or entities subsidiaries, attorneys, agents, members, managers, owners, shareholders, officers, directors, and other representatives (the “VMS Releasees”) of any and all claims and causes of action the Sysorex Releasors have, had, or may have, whether known or unknown, against the VMS Releasees, in contract, tort, equity or in any other form, arising from the beginning of time through and including the Effective Date; provided, however, that nothing in this release shall be construed as a waiver or release of those claims which may arise under this Agreement.

5. Simultaneously with their execution of this Agreement, the Parties shall execute the Joint Request to Administratively Close Case During Performance of Settlement Agreement’s Terms attached hereto as Exhibit 1 (the “Joint Request to Administratively Close”). Upon VMS’s receipt of Sysorex’s first payment pursuant to Paragraph 1(a) above, VMS shall file the Joint Request to Administratively Close in the Litigation and advise the Court that the parties have reached a settlement. To the extent that the Court requires the Parties’ filing to be in a form different from Exhibit 1, the Parties agree to work together in good faith to effectuate the goal that the Court keep the Litigation in such a status that the Agreement for Judgment described in Paragraph 6 below and attached as Exhibit 2 may be filed in the Litigation, if necessary.

6. Simultaneously with their execution of this Agreement, the Parties shall execute the Agreement for Judgment in the amount of seven hundred thirty-five thousand, two hundred seventy-three dollars and ninety-seven cents ($735,273.97) inclusive of all interest attached hereto as Exhibit 2 (the “Agreement for Judgment”). The executed Agreement for Judgment shall be held in escrow by VMS’s counsel. VMS or its counsel may file the Agreement for Judgment in the Litigation or, if necessary, in a separate court case or proceeding, if Sysorex fails to make any required payment pursuant to Paragraph 1 when required, or if Sysorex fails to otherwise satisfy any of its obligations pursuant to this Agreement and such failure is not cured within five (5) calendar days. Upon VMS’s receipt of payments constituting full satisfaction of Sysorex’s payment obligations pursuant to Paragraph 1 of this Agreement, VMS or its counsel shall destroy the Agreement for Judgment, and VMS’s counsel shall represent in writing that it has been destroyed.

7. Simultaneously with their execution of this Agreement, the Parties shall execute the Stipulation of Dismissal With Prejudice attached hereto as Exhibit 3 (the “Stipulation of Dismissal”). The executed Stipulation of Dismissal shall be held in escrow by VMS’s counsel. Upon VMS’s receipt of payments constituting full satisfaction of Sysorex’s payment obligations pursuant to Paragraph 1 of this Agreement, VMS shall file the Stipulation of Dismissal With Prejudice in the Litigation.

8. This Agreement shall be binding upon the Parties’ predecessors, successors, assigns, and beneficiaries.

9. Each Party represents and warrants that it has entered into this Agreement knowingly and willingly, and had the opportunity to be advised, and was advised, by its own legal counsel prior to entering into this Agreement. By executing this Agreement, each Party represents and warrants that it does not rely upon any representations, promises, or inducements made by any other Party or Party representatives, with the sole exception of the promises and provisions set forth herein.

10. Each Party represents and warrants that the individual(s) executing this Agreement on such Party’s behalf is fully authorized to do so, is executing the Agreement willingly and knowingly, and, further, that such individual is fully authorized to bind the Party on whose behalf he or she is executing this Agreement to the terms of all releases of claims, undertakings and obligations of that Party as set forth in this Agreement.

11. This Agreement constitutes the entire agreement of the Parties and supersedes any prior or contemporaneous agreements, contracts, or understandings between them.

12. This Agreement may only be modified, amended, or supplemented by a written instrument which specifically references this Agreement and is signed by all Parties.

13. Each Party has cooperated in the drafting and preparation of this Agreement, and consulted with an attorney of his/her/its own choosing prior to execution of this Agreement. Thus, this Agreement shall not be construed against any Party on the basis that such Party was the drafter.

14. This Agreement may be executed in counterparts, which together shall comprise the executed Agreement. Any copy, facsimile or electronic copy (.pdf) bearing the signature of the Party to be charged shall be deemed an original.

15. If any provision of this Agreement is for any reason held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall, in such event, be construed as if such invalid and/or unenforceable provision had never been contained herein.

16. This Agreement shall be construed, interpreted, and enforced in accordance with, and governed by, the laws of the Commonwealth of Massachusetts without regard to conflict of law rules. Any action to enforce any provision of this Agreement shall be brought in the United States District Court for the District of Massachusetts, in the Court where the Litigation was brought. The Parties consent to the Court’s jurisdiction over any such enforcement action and agree that venue in such Court is proper.

/s/ Danielle Dickie	/s/ Zaman Kahn
VMS SOFTWARE INC.	SYSOREX, INC.
By: Danielle Dickie	By: Zaman Kahn
Position: CFO	Position: CEO
Dated: April 6, 2021	Dated: April 6, 2021

EXHIBIT 1

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

EASTERN DIVISION

VMS SOFTWARE, INC. Plaintiff, v. SYSOREX, INC. Defendant.	Case No.: 1:20-cv-11895-WGY

JOINT REQUEST TO ADMINISTRATIVELY CLOSE CASE DURING
PERFORMANCE OF SETTLEMENT AGREEMENT’S TERMS

Plaintiff VMS Software, Inc. (“VMS”) and Defendant Sysorex, Inc. (“Sysorex”) hereby jointly request that this Court administratively close the above-captioned case during Sysorex’s performance of the terms of the Parties’ Settlement Agreement, reserving to each Party the right to re-open the case if necessary. The Parties state that they have entered into a Settlement Agreement dated April 6, 2021, which requires that a separate Agreement for Judgment and Stipulation of Dismissal be held in escrow pending the Defendant’s performance of the settlement terms over the next five months. The Settlement Agreement allows VMS to file the Agreement for Judgment if Sysorex defaults and requires VMS to file the Stipulation of Dismissal and destroy the Agreement for Judgment if Sysorex fully satisfies all of its obligations.

WHEREFORE, the Parties respectfully request that this Court administratively close the case during the five-month term of the Parties’ agreement, reserving to each Party the right to re- open the case if necessary, and grant the Parties any further or different relief this Court deems equitable and just.

Respectfully submitted,

VMS SOFTWARE, INC.

By its attorneys,

SHEEHAN PHINNEY BASS & GREEN PA

/s/ Aaron D. Rosenberg

Aaron D. Rosenberg (BBO# 684826)
Michael R. Stanley (BBO# 680957)
SHEEHAN PHINNEY BASS & GREEN, PA

28 State Street
22nd Floor
Boston, MA 02109

(617) 897-5600

arosenberg@sheehan.com

mstanley@sheehan.com

SYSOREX, INC.

By its attorneys,

LAW OFFICES OF ALAN M. COHEN LLC

/s/ Glenn Wegrzyn

Alan M. Cohen (BBO # 088375)
Glenn Wegrzyn (BBO # 676398)
Law Offices of Alan M. Cohen LLC
550 Worcester Road

Framingham, MA 01702 (508) 620-6900

gwegrzyn@collections-law.com
acohen@collections-law.com

Dated:

CERTIFICATE OF SERVICE

I certify that a copy of the foregoing was filed electronically today via the Court’s CM/ECF Electronic Filing System. A Notice of Electronic Filing will be sent by e-mail to all parties via operation of the Court’s CM/ECF Electronic Filing System or by mail to anyone unable to accept electronic filing as indicated on the Notice. Parties may access this filing through the Court’s CM/ECF System.

Dated:	/s/ Aaron D. Rosenberg

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EXHIBIT 2

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

EASTERN DIVISION

VMS SOFTWARE, INC. Plaintiff, v. SYSOREX, INC. Defendant.	Case No.:

AGREEMENT FOR JUDGMENT

Plaintiff VMS Software, Inc. and Defendant Sysorex, Inc. hereby stipulate and agree pursuant to the terms of a Settlement Agreement dated April 6, 2021 which is incorporated by reference herein as follows:

It is hereby AGREED that JUDGMENT enter for Plaintiff VMS Software, Inc. and against Defendant Sysorex, Inc. in the amount of $735,273.97, with postjudgment interest as provided by law under 28 U.S.C. § 1961. Each party shall bear their own costs and attorneys’ fees.

Respectfully submitted,

VMS SOFTWARE, INC.

By its attorneys,

SHEEHAN PHINNEY BASS & GREEN PA

/s/ Aaron D. Rosenberg

Aaron D. Rosenberg (BBO# 684826)
Michael R. Stanley (BBO# 680957)
SHEEHAN PHINNEY BASS & GREEN, PA

28 State Street
22nd Floor
Boston, MA 02109

(617) 897-5600

arosenberg@sheehan.com
mstanley@sheehan.com

SYSOREX, INC.

By its attorneys,

LAW OFFICES OF ALAN M. COHEN LLC

/s/ Glenn Wegrzyn

Alan M. Cohen (BBO # 088375)
Glenn Wegrzyn (BBO # 676398)
Law Offices of Alan M. Cohen LLC
550 Worcester Road

Framingham, MA 01702 (508) 620-6900

gwegrzyn@collections-law.com
acohen@collections-law.com

Dated:

CERTIFICATE OF SERVICE

I certify that a copy of the foregoing was filed electronically today via the Court’s CM/ECF Electronic Filing System. A Notice of Electronic Filing will be sent by e-mail to all parties via operation of the Court’s CM/ECF Electronic Filing System or by mail to anyone unable to accept electronic filing as indicated on the Notice. Parties may access this filing through the Court’s CM/ECF System.

Dated:	/s/ Aaron D. Rosenberg

2

EXHIBIT 3

UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF MASSACHUSETTS

EASTERN DIVISION

VMS SOFTWARE, INC. Plaintiff, v. SYSOREX, INC. Defendant.	Case No.: 1:20-cv-11895-WGY

STIPULATION OF DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(1)(ii), Plaintiff VMS Software, Inc. and Defendant Sysorex, Inc. hereby stipulate to the dismissal of this action with prejudice, each party bearing their own costs and attorneys’ fees.

Respectfully submitted,

VMS SOFTWARE, INC.

By its attorneys,

SHEEHAN PHINNEY BASS & GREEN PA

/s/ Aaron D. Rosenberg

Aaron D. Rosenberg (BBO# 684826)
Michael R. Stanley (BBO# 680957)

SHEEHAN PHINNEY BASS & GREEN, PA

28 State Street

22nd Floor

Boston, MA 02109

(617) 897-5600

arosenberg@sheehan.com

mstanley@sheehan.com

SYSOREX, INC.

By its attorneys,

LAW OFFICES OF ALAN M. COHEN LLC

/s/ Glenn Wegrzyn

Alan M. Cohen (BBO # 088375)

Glenn Wegrzyn (BBO # 676398)

Law Offices of Alan M. Cohen LLC

550 Worcester Road

Framingham, MA 01702 (508) 620-6900

gwegrzyn@collections-law.com

acohen@collections-law.com

Dated:

CERTIFICATE OF SERVICE

I certify that a copy of the foregoing was filed electronically today via the Court’s CM/ECF Electronic Filing System. A Notice of Electronic Filing will be sent by e-mail to all parties via operation of the Court’s CM/ECF Electronic Filing System or by mail to anyone unable to accept electronic filing as indicated on the Notice. Parties may access this filing through the Court’s CM/ECF System.

Dated:	/s/ Aaron D. Rosenberg

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